Exhibit 10.38

AMENDMENT TO THE
BPZ RESOURCES, INC.
2007 DIRECTORS’ COMPENSATION INCENTIVE PLAN

WHEREAS, BPZ Resources, Inc. (the “Company”) adopted and maintains the BPZ Energy, Inc. 2007 Directors’ Compensation Incentive Plan (the “Plan”), effective as of June 4, 2007, to provide an opportunity for its Directors to earn long term incentive awards in consideration for their services;

WHEREAS, the Company now desires to amend the Plan to reserve additional shares for issuance under the Plan.

NOW THEREFORE, effective as of June 20, 2014, the Plan is hereby amended by replacing Section 6(a) with the following new Section 6(a) that shall read as follows:

“(a)  Maximum Shares.  Subject to adjustment as provided in this Section 6, there is hereby reserved for issuance under the Plan up to 4,000,000 shares of Stock of the Company.”

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IN WITNESS WHEREOF, BPZ Resources, Inc. has caused this Amendment to be executed by its duly authorized representatives on this 20th day of June, 2014.

By: /s/ Manuel Pablo Zúñiga-Pflücker Manuel Pablo Zúñiga-Pflücker President and Chief Executive Officer	By: /s/ Richard Menniti Richard Menniti Chief Financial Officer